American Beacon Grosvenor Long/Short Fund
A Class
C Class
Institutional Class
Investor Class
Y Class

Supplement dated November 20, 2017
to the
Prospectus dated May 30, 2017, as supplemented

The "Fund Management - The Sub-Advisors – Electron Capital Management, LLC" section is deleted and replaced with the following:

ELECTRON CAPITAL PARTNERS, LLC ("ELECTRON"), 599 Lexington Ave., Floor 38, New York, NY 10022, is an investment management company with assets under management of $700 million as of June 30, 2017.  Electron was founded by James Shaver and his investment team in 2012. Electron provides investment advisory services to pooled investment vehicles that include privately placed funds exempt from registration under the '40 Act, UCITS and sleeves of registered investment funds.
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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE